Exhibit 10.22


             MODIFICATION AND CONSENT AGREEMENT

THIS MODIFICATION and CONSENT AGREEMENT ("this Agreement") is executed as of November 29, 2004, by and between Hypothecators Mortgage Company ("Hypothecators"), whose address for purposes of this Agreement is 1751 Second Avenue, Second Floor, New York, NY 10128; 231 Norman Avenue Property Development, LLC, a New York limited liability company (the "Owner"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; 231 Norman Avenue, LLC, a New York limited liability company ("the LLC Member"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; DCI USA, Inc., a Delaware corporation ("DCI"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; David Yerushalmi ("Yerushalmi"), Jonathan Ilan Ofir ("Ofir") and Jonathan Rigbi ("Rigbi"), whose addresses for purposes of this Agreement shall be c/o David Yerushalmi, 231 Norman Avenue, Brooklyn, New York 11222.

                          RECITALS

     A. Owner entered into a construction loan agreement
("the Loan Agreement") with Hypothecators dated March 5,
2004, and into various other collateral loan documents with Hypothecators including but not limited to a mortgage note, mortgage, collateral assignment of leases and rents, and option agreement (collectively referred to as "the Loan
Agreement Documents"), all of which were dated March 5, 2004.

     B. Yerushalmi, Ofir, and Rigbi entered into a pledge agreement and guaranty agreements ("the Additional Loan
Agreement Documents") dated March 5, 2004, to further secure and guaranty repayment of the Loan Agreement.

     C. Due to a change in the membership of the Owner not reflected in the Loan Agreement, the Loan Agreement
Documents, and the Additional Loan Agreement Documents, all of which collectively shall be referred to as "the
Hypothecators Loan Documents," the parties undersigned hereby desire to modify the Hypothecators Loan Documents pursuant to the modifications set forth below.

     D. The parties also desire to consent to a change in the amount of and the use of the loan funds loaned to the Owner pursuant to the terms of the Hypothecators Loan
Documents as set forth below.

NOW, THEREFORE, for good and valuable consideration, all of the parties agree as follows:

1. Modification of the Hypothecators Loan Documents. The parties hereby agree that the membership of the Owner for purposes of the Hypothecators Loan Documents is and shall be until otherwise modified and agreed to by all of the parties as follows:

     - The LLC Member, a single asset New York limited liability company, whose sole asset is a 60% membership interest in the Owner. The LLC Member is wholly owned by Yerushalmi and Ofir. Yerushalmi is the managing member of the LLC Member.
     - Ofir, who owns a 10% membership interest in the Owner.
     - Rigbi, who owns a 30% membership interest in the Owner.

The sole members of the LLC Member, who collectively own
100% of the total membership interests of the LLC Member, are Yerushalmi and Ofir.

Furthermore, the parties hereby agree that the LLC Member shall be permitted to transfer all or part of its membership interest in the Owner to DCI USA, Inc.

2. Consent: Loan Amount. Hypothecators hereby consents and the parties mutually agree that the total principal loan amount under the Hypothecators Loan Documents shall be and is FOUR HUNDRED THOUSAND DOLLARS ($400,000) ("the Loan
Proceeds").

3. Consent: Use of Loan Proceeds. Hypothecators hereby consents and the parties mutually agree that the Owner shall be free to use the Loan Proceeds for purposes other than for construction financing and may enter into an agreement with another entity for the repayment of the Loan Proceeds for and on behalf of Owner, as long as the Hypothecators Loan Documents and the obligations of Owner, the LLC Member, Yerushalmi, Ofir, and Rigbi, including but not limited to the obligations of repayment to Hypothecators, are not affected or altered in any way not expressly set forth herein.

4. Nothing contained hereinabove, shall be deemed to affect in any way any other term or condition of the Hypothecators
Loan Documents not explicitly set forth herein, including but not limited to, the rights granted to Hypothecators in the event of default under any of the Hypothecators Loan
Documents.  Furthermore, the LLC Member, Yerushalmi, Ofir,
Rigbi and DCI hereby agree that each of them individually and collectively shall indemnify and hold harmless
Hypothecators from any and all damages arising from any event of default under the Hypothecators Loan Documents.

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IN WITNESS WHEREOF, the parties undersigned have executed
this Agreement as of the date appearing on the first page of this Agreement.


Hypothecators Mortgage Company     231 Norman Avenue
Property Development, LLC


By: /s/ Allfred Groner      By: /s/ David Yerushalmi
Name:                       Alfred Groner    Name:     David
Yerushalmi
Title:                      President   Title:    Managing
Member

231 Norman Avenue, LLC


By:/s/ David Yerushalmi       By:/s/ David Yerushalmi
Name:                       David Yerushalmi Name:     David
Yerushalmi
Title:                      Managing Member  Title:
Individual Capacity


By:/s Jonathann Ilan Ofir   By: /s/ Jonathan Rigbi
Name:                       Jonathan Ilan Ofir    Name:
Jonathan Rigbi
Title:                      Individual Capacity and as
Title:                      Individual Capacity and as
     Member of 231 Norman          Member of 231 Norman
Avenue
     Avenue Property Development, LLC        Property
Development, LLC
     and as Member of 231 Norman
     Avenue, LLC

DCI USA, Inc.

By: /s/ David Yerushalmi
Name:                       David Yerushalmi
Title:                      Chairman